DEBT	6 Months Ended
Jun. 30, 2019
Debt Disclosure [Abstract]
DEBT
DEBT

The Company drew down $55.3 million in January 2019 under its $110.5 million term loan facility with Credit Suisse in connection with the delivery of one VLCC.

In April 2019, the Company signed an amendment on similar terms to its $110.5 million term loan facility with ING for a separate tranche of $4.1 million to finance the EGCS to be installed on the VLCC Front Discovery. The additional tranche was subsequently drawn in April 2019, along with the delivery tranche of $55.3 million.

In June 2019, the Company signed amendments to two senior secured term loan facilities with Credit Suisse financing four VLCC’s to increase the committed amount under each facility by up to $15.0 million, or $30.0 million in total, on the same terms as the existing facilities. The additional amount of $30.0 million was subsequently drawn down in June 2019.

The Company repaid $66.0 million in the six months ended June 30, 2019 under its senior unsecured facility of up to $275.0 million with an affiliate of Hemen Holding Ltd (the "Credit Facility"). As of June 30, 2019, $155.0 million remains available and undrawn.

The promissory note of $21.0 million payable to Ship Finance following the termination of the leases on Front Circassia, Front Page, Front Stratus, Front Serenade and Front Ariake is included within debt. At June 30, 2019, $1.9 million is included within short-term debt with the remaining $19.1 million within long-term debt.

In December 2018, the Company sold 1,260,358 shares in Golden Ocean for proceeds of $7.7 million. At the same time the Company entered into a forward contract to repurchase 1.3 million shares in Golden Ocean in March 2019 for $7.7 million.

In March 2019, the Company repurchased these shares and subsequently sold them for proceeds of $6.6 million. At the same time the Company entered into a forward contract to repurchase 1.3 million shares in Golden Ocean in June 2019 for $6.6 million and as such made a net cash settlement of $1.0 million after adjustment for foreign exchange differences, this has been treated as a drawdown of debt.

In June 2019, the Company repurchased these shares and subsequently sold them for proceeds of $6.7 million. At the same time the Company entered into a forward contract to repurchase 1.3 million shares in Golden Ocean in September 2019 for $6.7 million and as such received a net cash settlement of $0.1 million after adjustment for foreign exchange differences, this has been treated as a settlement of debt. The transaction has been accounted for as a secured borrowing, with the shares retained in marketable securities and a liability recorded within short-term debt for $6.7 million. These transactions have been reported on a net basis in the Consolidated Statement of Cash Flows.

The Company has recorded debt issuance costs (i.e. deferred charges) of $8.9 million at June 30, 2019 (December 2018: $9.8 million) as a direct deduction from the carrying amount of the related debt.

Assets pledged

(in thousands of $)	2019	2018
Vessels and equipment, net	2,603,612	2,475,649